American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Growth

Supplement dated July 1, 2014 ■ Summary Prospectus and Prospectus dated May 1, 2014

As of August 1, 2014, the fund will be open to all investors.

The following changes are effective August 1, 2014:

The first sentence under Purchase and Sale of Fund Shares on page 3 of the summary prospectus and page 4 of the prospectus is deleted.

The first sentence under Purchase and Redemption of Shares on page 9 of the prospectus is deleted.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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